Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of Robertson Global Health Solutions Corporation (the "Company"), that, to his or her knowledge, the Annual Report of the Company on Form 10-K for the year ended September 30, 2011, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: December 29, 2011

/s/ Joel C. Robertson
Joel C. Robertson
President and Chief Executive Officer (Principal Executive Officer)

Dated: December 29, 2011

/s/ Melissa A. Seeger
Melissa A. Seeger
Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)